UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

VWR FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 386-1700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in the 2014 Goldman Sachs Leveraged Finance Healthcare Conference to be held Tuesday, March 4th, 2014, at the Goldman Sachs Conference Center in New York City.

Manuel Brocke-Benz, President and Chief Executive Officer of VWR International and VWR Funding, and Gregory L. Cowan, Senior Vice President and Chief Financial Officer of VWR International and VWR Funding, are scheduled to present at 12:40 p.m. Eastern Time on Tuesday, March 4, 2014.

A copy of the slides to be used by Messrs. Brocke-Benz and Cowan during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Slides to be used during Messrs. Brocke-Benz and Cowan’s March 4, 2014, presentation at the 2014 Goldman Sachs Leveraged Finance Healthcare Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: March 4, 2014	By:	/s/ Douglas J. Pitts
Name: Douglas J. Pitts
Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides to be used during Messrs. Brocke-Benz and Cowan’s March 4, 2014, presentation at the 2014 Goldman Sachs Leveraged Finance Healthcare Conference